SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                            FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 12, 1997


              AMERICAN ASSET ADVISERS TRUST, INC.
     (Exact name of registrant as specified in its charter)


                            MARYLAND
         (State or other jurisdiction of incorporation)


     0-28378                                      76-0410050
(Commission File Number)               (IRS Employer Identification No.)


     Eight Greenway Plaza, Suite 824, Houston, Texas 77046
            (Address of principal executive offices)


                         (800) 888-4400
      (Registrant's Telephone Number, including Area Code)

Item 5:  Other Events

     At a special meeting of shareholders held on November 12, 1997, as adjourned from November 3, 1997, the shareholders of the Company approved each of the amendments to the Articles of Incorporation ("Charter") of the Company and to the Bylaws of the Company reported as proposed in the Company's report on Form 8-K filed with the Securities and Exchange Commission October 20, 1997.

     Each of the amendments to the Bylaws of the Company became effective on November 12, 1997. Each amendment to the Company's Charter will become effective upon the filing of an amendment to the Company's Charter with the State of Maryland.

Item 7:  Financial Statements and Exhibits

(a)  Financial Statements

     None.

(b)  Pro Forma Financial Information

     None.

(c)  Exhibits

     None.



                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Dated: November 26, 1997      AMERICAN ASSET ADVISERS TRUST, INC.




                              By:  /s/ Larry Mangum
                              Larry  Mangum, Principal Accounting Officer

                                    2